UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2023

Mallinckrodt plc

(in examination under Part 10 of the Companies Act 2014 of Ireland)
(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Ordinary shares, par value $0.01 per share	MNKTQ(1)	N/A(1)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

(1) On September 6, 2023, New York Stock Exchange (“NYSE”) Regulation filed a Form 25 with the Securities and Exchange Commission (“SEC”) to delist the ordinary shares of Mallinckrodt plc (“ordinary shares”) from NYSE American LLC. The delisting was effective on September 16, 2023. The deregistration of the ordinary shares under Section 12(b) of the Securities Exchange Act of 1934 (“Exchange Act”) will be effective 90 days, or such shorter period as the SEC may determine, after the filing date of the Form 25, at which point the ordinary shares will be deemed registered under Section 12(g) of the Exchange Act. The ordinary shares began trading in the market for unlisted securities on August 29, 2023 under the symbol “MNKTQ.”

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, on August 28, 2023, Mallinckrodt plc (in examination under Part 10 of the Companies Act 2014 of Ireland and hereinafter “Mallinckrodt” or the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) voluntarily initiated proceedings (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) with a prepackaged chapter 11 plan as contemplated by the Restructuring Support Agreement (the “RSA”) dated as of August 23, 2023, by and among the Company, certain of its subsidiaries, certain creditors and the Opioid Master Disbursement Trust II (the “MDT II”). On September 29, 2023, the Debtors filed the First Amended Prepackaged Joint Chapter 11 Plan of Reorganization of Mallinckrodt Plc and Its Debtor Affiliates (as may be amended or supplemented from time to time in accordance with its terms, the “Plan”) in the Chapter 11 Cases in the Bankruptcy Court. Subsequently, on October 10, 2023, the Bankruptcy Court entered an order confirming the Plan.

The Irish Examinership Proceedings

As previously disclosed, and as contemplated by the RSA, on September 20, 2023, Mallinckrodt’s directors presented a petition before the High Court of Ireland (the “Irish High Court”) seeking the appointment of an examiner to the Company, thereby commencing examinership proceedings with respect to Mallinckrodt in Ireland. On the same date, the Irish High Court made an order appointing Michael McAteer of Grant Thornton Ireland LLP as examiner of the Company (the “Examiner”) on an interim basis, which appointment was subsequently confirmed by an order of the Irish High Court made on October 2, 2023.

Subsequently, on November 10, 2023, the Irish High Court made an order pursuant to Section 541(3) of the Companies Act 2014 of Ireland (the “Order”) confirming a scheme of arrangement proposed by the Examiner between Mallinckrodt, its creditors and shareholders, which is based on and consistent in all respects with the Plan (the “Scheme”). A copy of the Scheme is attached hereto as Exhibit 2.1. The Order also provided that the Scheme shall become effective on the same date that the Plan becomes effective, which is expected to occur on or about November 14, 2023 (the “Effective Date”). On the Effective Date, the Scheme will become binding on Mallinckrodt, its creditors and shareholders as a matter of the laws of Ireland, the examinership proceedings will conclude, and Mallinckrodt will cease to be under the protection of the Irish High Court. A copy of the Order, which was perfected on November 10, 2023, is attached hereto as Exhibit 99.1.

Summary of the Scheme of Arrangement

The following is a summary of the material features of the Scheme as confirmed by the Irish High Court. This summary describes only certain material provisions of the Scheme and is not intended to be a complete description of the Scheme. This summary is qualified in its entirety by reference to the full text of the Scheme and the Order (which includes the Plan and Scheme as schedules), copies of which are attached hereto as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference. Capitalized terms used but not defined herein have the meanings ascribed to them in the Scheme.

The primary purpose of the Scheme is to ensure that certain key aspects of the Plan relating to the Company are implemented in accordance with the laws of Ireland. The Scheme does not have any effect on claims held by any person against any of the Debtors other than the Company. The key provisions of the Scheme can be summarized as follows:

•	the Scheme does not impair the claims of any creditor of the Company save and to the extent only that such claims are also impaired by the Plan;

•	the claims of those creditors that are impaired by the Scheme are treated in the same manner as they are treated under the Plan, so that those creditors will have the same rights, under the laws of Ireland, as they have under the Plan;

•	the existing ordinary shares of the Company are cancelled, with effect from the Effective Date, and on terms that the existing shareholders of the Company will not receive any payment or distribution on account of such cancelled ordinary shares;

•	on the Effective Date, the Company will allot and issue, credited as fully paid, new ordinary shares in the Company to those creditors that are entitled to them under the Plan; and

•	with effect from the Effective Date, the memorandum and articles of association of the Company will be amended and adopted in the form attached at Appendix 3 to the Scheme, the form of which is consistent with the Governance Term Sheet and the Plan.

Capital Structure

As of November 10, 2023, Mallinckrodt had 13,371,707 ordinary shares outstanding. Pursuant to the Scheme, on the Effective Date (i) all of the then-existing ordinary shares of the Company will be cancelled and the issued share capital of the Company will be reduced to zero, (ii) the Company will issue all of the New Common Equity in accordance with the terms of the Scheme and the Plan and (iii) the Company will issue all of the MDT II CVRs to the MDT II in accordance with the terms of the Revised Deferred Cash Payments Agreement and the MDT II CVR Agreement. The New Common Equity to be issued pursuant to the Scheme and the Plan will be issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, under Section 1145 of the Bankruptcy Code, which generally exempts from such registration requirements the issuance of certain securities under a plan of reorganization. The New Common Equity is not expected to be listed on any national securities exchange.

Certain Information Regarding Assets and Liabilities of Mallinckrodt

Information regarding the Company’s assets and liabilities of as the most recent practicable date prior to the entry of the Order is hereby incorporated by reference to the Company’s Quarterly Report on Form 10-Q for the period ended September 29, 2023, filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2023.

Item 7.01.	Regulation FD Disclosure.

In connection with the Irish High Court’s entry of the Order, the Company issued a press release on November 10, 2023, a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

Cautionary Statements Related to Forward-Looking Statements

Statements in this Current Report on Form 8-K that are not strictly historical, including statements regarding the timing and pendency of the Chapter 11 proceedings, the examinership proceedings and the Effective Date, future financial condition and operating results, legal, economic, business, competitive and/or regulatory factors affecting Mallinckrodt’s businesses, and any other statements regarding events or developments the Company believes or anticipates will or may occur in the future, may be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties.

There are a number of important factors that could cause actual events to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include risks and uncertainties related to, among other things: the bankruptcy process, the ability of Mallinckrodt and its subsidiaries to obtain approval from the Bankruptcy Court with respect to motions or other requests made to the Bankruptcy Court throughout the course of the Chapter 11 Cases; the ability of Mallinckrodt and its subsidiaries to consummate the Plan and emerge from Chapter 11 within the Company’s currently expected timeline or at all; the effects of the Chapter 11 Cases, including increased professional costs, on the liquidity, results of operations and businesses of Mallinckrodt and its subsidiaries; the ability of the Debtors to operate their business during the pendency of the Chapter 11 Cases; the consummation of the transactions contemplated by the RSA and the Plan, including the ability of the parties to negotiate definitive agreements with respect to the matters covered by the term sheets included in the RSA, the Plan or otherwise, the occurrence of events that may give rise to a right of any of the parties to terminate the RSA, and the ability of the parties thereto to satisfy the other conditions of the RSA or the Plan, as applicable, including satisfying the milestones specified in the RSA and completion of the Irish examinership process; the ability to maintain relationships with Mallinckrodt’s suppliers, customers, employees and other third parties as a result of, and following the Company’s anticipated emergence upon completion of the Chapter 11 Cases, as well as perceptions of the Company’s increased performance and credit risks associated with its constrained liquidity position and capital structure, which reflects a recently increased risk of additional bankruptcy or insolvency proceedings; the possibility that Mallinckrodt may be unable to achieve its business and strategic goals even if the Plan is successfully consummated; the nondischargeability of certain claims against Mallinckrodt as part of the bankruptcy process; Mallinckrodt’s substantial indebtedness, its ability to generate sufficient cash to reduce its indebtedness and its potential need and ability to incur further indebtedness; Mallinckrodt’s ability to generate sufficient cash to service indebtedness even now that the pre-petition indebtedness has been restructured and in light of the Plan; developing, funding and executing Mallinckrodt’s business plan and ability to continue as a going concern; Mallinckrodt’s capital structure upon completion of the Chapter 11 Cases; the comparability of Mallinckrodt's post-emergence financial results to its historical results and the projections disclosed in connection with the transactions contemplated by the RSA; attraction and retention of key personnel in light of the Chapter 11 Cases; and the risks, uncertainties and factors described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2022 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2023, June 30, 2023 and September 29, 2023, as filed with the SEC and available on the Company’s website at http://www.mallinckrodt.com and http://www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Scheme of Arrangement Between Mallinckrodt Public Limited Company and Its Members and Creditors (included as Schedule 1 to the Order of the High Court of Ireland, dated as of November 10, 2023).

99.1	Order of the High Court of Ireland, dated as of November 10, 2023.

99.2	Press Release, dated November 10, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President, Chief Legal Officer & Corporate Secretary

Date: November 13, 2023